Defined Contribution Plan	12 Months Ended
Dec. 31, 2014
Postemployment Benefits [Abstract]
Defined Contribution Plan
11.	Defined Contribution Plan

In March, 2014, we began to sponsor a 401(k) retirement plan, in which substantially all of our full-time employees are eligible to participate. Eligible participants may contribute a percentage of their annual compensation to this plan, subject to statutory limitations. Irrespective of the amount of any participant contributions in a plan year, we will contribute an amount equal to 3% of each participant’s annual salary into their account in the plan each plan year, subject to federal limits per employee for safe harbor plans such as the plan we have offered. For the year ended December 31, 2014, we made safe harbor contributions into the plan totaling $0.2 million.